Filed pursuant to 497(e) and Rule 497(k)

File Nos. 033-44909 and 811-06520

AMG FUNDS I

AMG FQ Global Risk-Balanced Fund

Supplement dated November 20, 2020 to the Summary Prospectus, dated March 1, 2020, as revised May 15, 2020,

and the Prospectus, dated March 1, 2020, as supplemented May 15, 2020

The following information supplements and supersedes any information to the contrary relating to AMG FQ Global Risk-Balanced Fund (the “Fund”), a series of AMG Funds I, contained in the Fund’s Summary Prospectus and Prospectus, dated, revised and supplemented as noted above.

The Average Annual Total Returns table in the section titled “Performance” on page 4 of the Summary Prospectus and in the section titled “Summary of The Funds – AMG FQ Global Risk-Balanced Fund – Performance” beginning on page 8 of the Prospectus is deleted and replaced with the following:

Average Annual Total Returns as of 12/31/19

AMG FQ Global Risk-Balanced Fund	1 Year	5 Years	10 Years	Since Inception[1]
Class Z Return Before Taxes	20.31%	6.16%	6.42%	—

Class Z Return After Taxes on Distributions	18.45%	5.28%	5.38%	—

Class Z Return After Taxes on Distributions and Sale of Fund Shares	12.02%	4.42%	4.65%	—

Class N Return Before Taxes	19.80%	5.67%	—	5.92%

Class I Return Before Taxes	20.06%	6.03%	—	6.30%

60% MSCI World/40% FTSE World Government Bond – Hedged (reflects no deduction for fees, expenses or taxes)	19.85%	7.40%	8.06%	8.07%

60% MSCI World/40% FTSE World Government Bond – Unhedged (reflects no deduction for fees, expenses or taxes)	18.68%	6.23%	6.61%	6.61%

S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%	13.57%

[1]	Class N, Class I and Index performance shown reflects performance since the inception date of the Fund’s Class N and Class I shares on January 1, 2010.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE